UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6380 Rogerdale Road
Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)          On June 24, 2013, George Zimmer resigned from the Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) effective immediately.  Mr. Zimmer’s resignation follows the Company’s previous announcement that the Board of Directors of the Company terminated Mr. Zimmer from his position as Executive Chairman of the Company effective as of June 18, 2013.

Mr. Zimmer’s resignation stemmed from disagreements regarding recent Board decisions and the strategic direction of the Company.  Please see Mr. Zimmer’s letter of resignation, which is filed herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is included in this Form 8-K:

Exhibit
Number	Description

99.1	Letter of Resignation from George Zimmer dated June 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013

THE MEN’S WEARHOUSE, INC.

	By:	/s/ KELLY M. DILTS
Kelly M. Dilts
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter of Resignation from George Zimmer dated June 24, 2013.